A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2025

GENERATION INCOME PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813)-448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

In this Current Report on Form 8-K/A, the terms "we", "us", "our" and the “Company” refer to Generation Income Properties, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

On February 10, 2025, we filed a Current Report on Form 8-K (the "Original Form 8-K"), to report that on February 6, 2025, our operating partnership, Generation Income Properties, L.P. (the “Operating Partnership”) entered into a Contribution and Subscription Agreement (the “Contribution Agreement”) with (i) LMB Lewiston, LLC, an Ohio limited liability company (“SPV One”), LMB Ft. Kent, LLC, an Ohio limited liability company (“SPV Two”), and LMB Auburn Hills I, LLC, an Ohio limited liability company (“SPV Three,” and together with SPV One and SPV Two, the “SPVs”); (ii) Lloyd M. Bernstein, as the sole member of each of the SPVs (the “Contributor”); and (iii) Lloyd M. Bernstein, as representative of the SPVs and the Contributor, for the acquisition by the Operating Partnership through certain of its subsidiaries (the “Affiliated Entities”) of Contributor’s right title and interest in 100% of the issued and outstanding membership interests of each of the SPVs (the “SPV Interests”). Pursuant to the acquisition of the SPV Interests, the Operating Partnership, through the Affiliated Entities, acquired a portfolio of three retail properties (the “UPREIT Properties”), each of which is owned directly by an SPV. We are amending the Original Form 8-K to provide the historical financial statements required by Item 9.01(a) of Form 8-K and to provide the pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and pro forma information were not included in the Original Form 8-K as permitted by Item 9.01(a)(3) and Item 9.01(b)(2) of Form 8-K. This amendment reports no other updates or amendments to the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The following financial statements of the acquired UPREIT Properties are attached hereto as Exhibit 99.1 and incorporated by reference herein (“Financial Statements of the UPREIT Properties”):

•
Independent Auditor's Report
•
Audited Statement of Revenues and Certain Direct Operating Expenses of the UPREIT Properties for the year ended December 31, 2024
•
Unaudited Statement of Revenues and Certain Direct Operating Expenses of the UPREIT Properties for the year ended December 31, 2023
•
Notes to Statements of Revenues and Certain Operating Expenses

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information for the Company is attached as Exhibit 99.2 and incorporated by reference herein (“Unaudited Pro Forma Consolidated Financial Statements”):

•
Unaudited Pro Forma Consolidated Statement of Operations for the Company for the years ended December 31, 2024 and 2023, giving effect to the acquisition of the UPREIT Properties as if such acquisition occurred on January 1, 2024
•
Unaudited Pro Forma Balance Sheet for the Company as of December 31, 2024 and 2023

(c) Exhibits

Exhibit No.	Description

99.1	Financial Statements of the UPREIT Properties.
99.2	Unaudited Pro Forma Consolidated Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties, many of which are beyond management’s control, that could cause actual results to differ materially from those described in the forward-looking statements, including without limitation the risk that the expected benefits of the acquisition of the UPREIT Properties will not be realized or will not be realized within the expected time periods, as well as risks relating to general economic conditions, market conditions, interest rates, and other factors. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date: April 23, 2025	By:	/s/ Ron Cook
Ron Cook
VP Finance and Accounting